UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 12, 2020
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Item 7.01. Regulation FD Disclosure.

On May 12, 2020, at the 2020 Annual Meeting of Stockholders of Overstock.com, Inc. (the “Company”) Jonathan E. Johnson III, the Company’s Chief Executive Officer will be giving an Organizational Update. The slides used during the 2020 Annual Meeting of Stockholders, including the presentation slides to accompany the Organizational Update, are attached hereto as Exhibit 99.1 and are incorporated herein by reference (the “Slides”). The Slides are also posted in the Investor Relations section of the Company’s website at http://investors.overstock.com/.

The Slides are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Slides attached to this Current Report on Form 8-K as Exhibit 99.1 contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including the duration of the COVID-19 pandemic and ultimate impact that it has on our business, the amount and timing of our capital expenditures, the results of our ongoing review of strategic initiatives, adverse tax, regulatory or legal developments, competition, and any inability to raise capital or borrow funds in a timely manner or on acceptable terms. Other risks and uncertainties include, among others, the inherent risks associated with the businesses that Medici Ventures and tZERO are pursuing, including whether tZERO's joint venture with Box Digital Markets, LLC will be able to achieve its objectives and the timing for doing such, the effects of the departure of key business personnel, our continually evolving business model, and difficulties we may have with our infrastructure, our fulfillment partners or our payment processors, including cyber-attacks or data breaches affecting us or any of them, and difficulties we may have with our search engine optimization results. More information about factors that could potentially affect our financial results is included in our Form 10-K for the year ended December 31, 2019, which was filed with the Securities and Exchange Commission on March 13, 2020, in our Form 10-Q for the quarter ended March 31, 2020, which was filed with the Securities and Exchange Commission on May 7, 2020, and in our subsequent filings with the Securities and Exchange Commission. The Form 10-K and our subsequent filings with the Securities and Exchange Commission identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01    Exhibits

(d)    Exhibits

The following exhibit is furnished with this report:

Exhibit No.	Description of Exhibit
99.1	2020 Annual Meeting of Stockholders Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	May 12, 2020